UNITED STATES DISTRICT COURT
                          SOUTHERN DISTRICT OF INDIANA


HIRATA CORPORATION, and                 )
HIRATA CORPORATION OF AMERICA           )
                                        )
                   Plaintiffs,          )
                                        )
     vs.                                )
                                        )    Cause No.
DANIEL PORUSH;                          )      IP-98-0855-C-D/F
JORDAN BELFORT;                         )
EDWARD RATKOVICH;                       )
SOCRATES TECHNOLOGIES                   )
  CORPORATION f/k/a MVSI,               )
  INCORPORATION;                        )
INTERNATIONAL DISPENSING                )
  CORPORATION; and                      )
PARAMOUNT FINANCIAL                     )
  CORPORATION,                          )
                                        )
                    Defendants,         )

                                    JUDGMENT
                                    --------

        The Court, having this day filed an Entry in this cause granting Defendants Edward Ratkovich's, Socrates Technologies Corporation, f/k/a MVSI, Incorporated's and Paramount Financial Corporation's motions to dismiss and denying Plaintiffs Hirata Corporation's and Hirata Corporation of America's motion to strike as moot, which Entry is in the following words and figures:

                                     (H.I.),

        IT IS THEREFORE CONSIDERED AND ADJUDGED that Plaintiffs' claims against Defendant Edward Ratkovich are dismissed without prejudice for lack of personal jurisdiction.

         IT IS FURTHER CONSIDERED AND ADJUDGED that Plaintiffs' claims against Defendant Socrates Technologies Corporation, f/k/a MVSI, Incorporated are dismissed without prejudice for lack of personal jurisdiction.

        IT IS FURTHER CONSIDERED AND ADJUDGED that Plaintiffs' claims Defendant Paramount Financial Corporation are dismissed for lack of personal jurisdiction.


       Dated this 24th day of October, 2000.


                                            /s/ S. Hugh Dillin
                                            -----------------------------------
                                            S. Hugh Dillin
                                            United States District Judge



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Copies to:


Edward 0. DeLaney
Bart A. Karwath
BARNES & THORNBURG
11 South Meridian Street
Indianapolis, IN 46204

David C. Campbell
BINGHAM, SUMMERS, WELSH & SPILMAN
2700 Market Tower
10 West Market Street
Indianapolis, IN 46204-2982

Thomas Cullen, Jr.
Beth T. Sigall
JONES, DAY, REAVIS & POGUE
51 Louisiana Avenue Northwest
Washington, DC 20001

Kathleen A. Ellis
David Clarke, Jr.
Stuart M.G. Seraina
PIPER, MARBURY, RUDNICK & WOLFE
6225 Smith Avenue
Baltimore, MD 21209-3600



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



DAVID C CAMPBELL
BINGHAM SUMMERS WELSH & SPILMAN
2700 MARKET TOWER
10 WEST MARKET STREET
INDIANAPOLIS IN 46204-2982

                          UNITED STATES DISTRICT COURT
                          SOUTHERN DISTRICT OF INDIANA


HIRATA CORPORATION, and                 )
HIRATA CORPORATION OF AMERICA           )
                                        )
                   Plaintiffs,          )
                                        )
     vs.                                )
                                        )    Cause No.
DANIEL PORUSH;                          )      IP-98-0855-C-D/F
JORDAN BELFORT;                         )
EDWARD RATKOVICH;                       )
SOCRATES TECHNOLOGIES                   )
  CORPORATION f/k/a MVSI,               )
  INCORPORATION;                        )
INTERNATIONAL DISPENSING                )
  CORPORATION; and                      )
PARAMOUNT FINANCIAL                     )
  CORPORATION,                          )
                                        )
                    Defendants,         )



                                      ENTRY
                                      -----


         This cause comes before the Court on Defendants Edward Ratkovich's, Socrates Technologies Corporation, f/k/a MVSI, Incorporated's and Paramount Financial Corporation's motion to dismiss and Plaintiffs Hirata Corporation's and Hirata Corporation of America's motion to strike. For the following reasons, Defendants' motions are granted and Plaintiffs' motion is denied as moot.

                                  I. BACKGROUND
                                  -------------

         Defendants Daniel Porush and Jordan Belfort controlled the brokerage house Stratton Oakmont. In August 1995 Stratton Oakmont underwrote the initial public offering ("IPO") for Defendant Socrates Technologies Corporation, f/k/a MVSI,

Incorporated ("MVSI"). Stratton Oakmont also underwrote the IPO for Defendant Paramount Financial Corporation ("Paramount") in January 1996.(1) After underwriting these IPOs Stratton Oakmont acted as a market maker for MVSI and Paramount securities and held itself out as being able to buy and sell these securities on the secondary market.

         However, Stratton Oakmont did more than just create markets for these securities. Porush and Belfort entered into agreements with MVSI and Paramount whereby MVSI and Paramount would register large blocks of securities in Porush's and Belfont's names, or in the names of their nominees, in exchange for Stratton Oakmont financing Paramount and MVSI and creating a market in Paramount and MVSI securities. Furthermore, Porush and Belfort used this power over Paramount's and MVSI's securities to control the market. Paramount and MVSI collaborated in these efforts by allowing Porush and Belfort the requisite control over such securities.. Defendant Edward Ratkovich, the founder and Chief Executive Officer of MVSI, met with Porush and others at Stratton Oakmont to promote the sale of MVSI securities and was a party to MVSI's agreement with Porush and Belfort. In addition, Porush and Belfort caused Paramount and MVSI to make materially false and fraudulent misrepresentations and omissions. These actions

----------------

         (1) Stratton Oakmont underwrote the IPO for Defendant International Dispensing Corporation in October 1996 as well.

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


allowed Porush and Belfort to unlawfully create a demand for MVSI and Paramount Securities and permitted Stratton Oakmont to engage in manipulative and deceptive acts and practices in connection with the sales of these securities.

         In the middle of 1996 George Frank, a stockbroker for Stratton Oakmont, solicited several sales from an employee at Plaintiff Hirata Corporation of America's ("Hirata") Indianapolis, Indiana office. Frank sold a large amount of Paramount, MVSI and International Dispensing Corporation securities to Hirata beginning on June 26, 1996 and ending on December 6, 1996. Hirata was unaware of these transactions, and had no knowledge its employee was purchasing securities from Stratton Oakmont until early 1997.

        Ultimately, the wheels came off Porush's and Belfort's scheme. Federal regulators closed Stratton Oakmont in December 1996 and the United States Attorney for the Eastern District of New York filed informations against both Porush and Belfort.

         Hirata and its parent Plaintiff Hirata Corporation (collectively, "Hirata") originally filed suit against Frank, Porush and John Does 1-10 on June 24, 1998. This Court granted Hirata a default judgment against Porush on January 21, 1999. The Court also dismissed Frank without prejudice on November 19, 1999. Hirata then filed an amended complaint on January 3, 2000 naming the captioned Defendants as parties to the suit. The



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

Court has subsequently issued default judgments against International Dispensing Corporation on June 16, 2000 and against Porush and Belfort on July 20, 2000. We turn now to the merits of the remaining Defendants' motions to dismiss.

                                  II. ANALYSIS
                                  ------------

         As this is a motion to dismiss the Court must examine the sufficiency of Hirata's amended complaint and determine whether Hirata can prove any set of facts which would support its claims and entitle it to relief. CONLEY V. GIBSON, 355 U.S. 41, 45-46, 2 L. Ed. 2d 80, 84 (1957); SCOTT V. CITY OF CHICAGO, ILL.,
195 F.3d 950, 951 (7th Cir. 1999). Further, when making this determination the Court must take as true all factual allegations in Hirata's pleadings and draw all reasonable inferences in its favor. FREDERICK V. SIMMONS AIRLINES, INC., 144 F.3d 500, 502 (7th Cir. 1998).

         MVSI and Ratkovich contend that Hirata's amended complaint is infirm and hence must be dismissed. In support of this proposition MVSI and Ratkovich argue that: (1) the amended complaint is not pled with the specificity required by Federal Rule of Civil Procedure 9(b); (2) the Court lacks personal jurisdiction over MVSI and Ratkovich; and (3) Hirata's claims are time barred. Paramount echoes these three grounds for dismissal and adds a fourth --- the amended complaint fails to satisfy the pleading requirements of Fed. R. Civ. P. 8(a). Not surprisingly,

Hirata vigorously disputes Defendants' assertions. As the Court cannot entertain Hirata's claims if we lack jurisdiction, the Court will tackle that argument first.

         Personal jurisdiction over the parties is governed by Indiana law. NUCOR V. ACEROS Y MAGUILAS DE OCCIDENTE, 28 F.3d 572, 579 (7th Cir. 1994); SUMPTER V. AMERICAN TOBACCO CO., No. IP-98-0401-C-M/S, 2000 WL 1449851 at *8 (S.D. Ind. May 4, 2000) (McKinney, J.). According to Indiana law we may exercise personal jurisdiction over MVSI, Ratkovich and Paramount only if: (1) Indiana's' long-arm statute, Indiana Trial Rule 4.4, authorizes jurisdiction; and (2) if the exercise of such jurisdiction comports with the Due Process Clause. NUCOR, 28 F.3d at 580, SUMPTER, 2000 WL 1449851 at *8.

         There are two types of personal jurisdiction: general arid specific. Hirata wisely does not attempt to proceed under general jurisdiction and instead asserts that this Court has specific jurisdiction over Paramount, Ratkovich and MVSI. Under specific jurisdiction, Paramount's, Ratkovich's and MVSI's connection with Indiana must be such that they would reasonably anticipate being haled into court in Indiana. WORLD-WIDE VOLKSWAGON CORP. V. WOODSON, 444 U.S. 286, 297, 62 L. Ed. 2d 490, 501 (1980); SUMPTER, 2000 WL 1449851 at *9.

         The main stumbling block for Hirata is that none of the remaining Defendants have had any direct contacts with Indiana.

To compensate, Hirata espouses that this Court utilize the "conspiracy theory" to exercise jurisdiction over Paramount, Ratkovich and MVSI. The conspiracy theory holds that "the acts of a conspirator in furtherance of a conspiracy may be attributed to the other members of the conspiracy." SUMPTER, 2000 WL 1449851 at *15. The rationale for exercising jurisdiction in this situation is that "[i]f through one of its members a conspiracy inflicts an actionable wrong in one jurisdiction, the other members should not be allowed to escape being sued there by hiding in another jurisdiction." STAUFFACHER V. BENNETT, 969 F.2d 455, 459 (7th Cir. 1992). Here Hirata alleges that Paramount, Ratkovich and MVSI all entered into agreements with Porush and Belfort to commit fraud. Frank, acting as an agent for Porush and Belfort to further the conspiracy, contacted and solicited sales from an employee at Hirata in Indiana. Hirata argues that under the conspiracy theory, specific personal jurisdiction is proper over the remaining Defendants because an agent of their conspiracy, Frank, had sufficient contacts with Indiana such that the conspiracy could expect to be sued here.

         Unfortunately for Hirata, Indiana has yet to address whether conspiracy theory is appropriate under its long-arm Statute. SUMPTER, 2000 WL 1449851 at *16. Indiana Trial Rule 4.4(A) provides that "[a]ny person or organization that is a nonresident of this state... submits to the jurisdiction of the courts of this state as to any action arising from the following acts committed by him or her or his or her agent: (1) doing any business in this state...." Furthermore,
Courts have construed Ind. T.R. 4.4(A) as extending personal jurisdiction to the limits of due process. NUCOR, 28 F.3d at 580; SUMPTER, 2000 WL 1449851 at *16.

         In determining whether Indiana would adopt a conspiracy theory of specific personal jurisdiction, the Court, as Judge Larry J. McKinney did in SUMPTER, turns to Indiana's formulation of civil conspiracy. Civil conspiracy, standing alone, is riot a cause of action in Indiana. SUMPTER, 2000 WL 1449851 at *17; WINKLER V. V.G. REED & SONS, INC., 638 N.E. 2d 1228, 1234 (Ind. 1994).
Therefore, to state a claim of civil conspiracy Hirata must demonstrate that Paramount, Ratkovich and/or MVSI, by concerted action with Porush, Belfort and/or Stratton Oakmont, "sought to accomplish some lawful purpose by unlawful means." SUMPTER, 2000 WL 1449851 at *17; HUNTINGTON MORTGAGE CO. V. DEBRPTA. 703 N.E.2d 160, 168 (Ind. Ct. App. 1998).

         The sale of securities is the lawful purpose of this conspiracy. The unlawful means allegedly committed by Paramount, Ratkovich and/or MVSI is fraud. Hirata's allegations of the raining Defendants' conspiracy to commit fraud are basically lifted from Porush's and Belfort's informations:

         58. As set out in the Superseding Informations, MVSI, International Dispensing and Paramount, each as

         Issuers, had an agreement with Porush and Belfort to knowingly give Porush and Belfort control over the disposition of the Issuers' securities by registering large blocks of securities in the names of Porush and/or Belfort and/or their nominees, and MVSI, International Dispensing and Paramount each registered such securities pursuant to their agreements.

         59. Ratkovich worked closely with Porush and others at Stratton Oakmont, visited Stratton Oakmont on a number of Occasions and promoted the sale of MVSI securities to the public by Stratton Oakmont brokers, and was a party to an agreement to allow Porush and Belfort to obtain control over the disposition of the MVSI securities by registering large blocks of MVSI securities in the names of Porush, and/or Belfort and/or their nominees, and cause such securities to be so registered.

         60. The purpose of these agreements with Porush and Belfort was to allow Porush and Belfort and/or their nominees to manipulate the market for the Issuers' securities and through that scheme obtain the money of investors such as Hirata. Hirata was unaware of, and could not reasonably have known of the agreements prior to the hire (sic) the Superseding Information was made public.

         61. In light of their conspiracy, MVSI, International Dispensing, Paramount and Ratkovich are each jointly and severally liable for Porush's and Belfort's unlawful conduct, including joint and several liability for all damages and other relief, including attorney's fees and costs, exemplary, punitive and treble damages and interest awarded Hirata.

Plaintiffs' Second Amended Complaint at 14-15. Viewing these allegations as true, the Court is convinced that Hirata has not provided sufficient evidence or information establishing that Paramount, Ratkovich and MVSI have committed any fraud. Indiana law states that "[f]raud is a material misrepresentation of a past or existing fact, which is false, made with knowledge or reckless disregard of its falsity; and which causes reliance to the detriment of the person relying on it." HARDY V. SOUTH BEND SASH & DOOR CO., 603 N.E. 2d 895, 901 (Ind. Ct. App. 1993). Constructive fraud is defined as: "a duty existing by virtue of the parties' relationship, a representation or omission which violates that duty, and detrimental reliance on the representation or admission by the individual to whom the duty is owed." ID. None of Hirata's pleadings nor its evidence demonstrate even a prima facie case of fraud as to the remaining Defendants. Absent is any reliance by Hirata on Paramount's, Ratkovich's or MVSI's misrepresentations or omissions. Indeed, Hirata had no knowledge whatsoever of Paramount, Ratkovich or MVSI until well after all the representations and transactions had concluded. This makes it impossible for Hirata to even facially state that Paramount, Ratkovich or MVSI were part of a civil conspiracy to commit either fraud or constructive fraud under Indiana law. As a result, should Indiana recognize conspiracy theory jurisdiction, Hirata cannot demonstrate that personal jurisdiction is appropriate in this case.

         This situation is admittedly similar to the one feared in STAUFFACHER, 969 F.2d at 459 in that the Court's attempt to ascertain personal jurisdiction becomes intertwined in the merits. Also lurking near the surface are the legitimate concerns voiced by Paramount, Ratkovich and MVSI; mainly, whether

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


Hirata has pled its allegations of fraud with particularity in accordance to Fed. R. Civ. P. 9(b). (2) However, assuming the pleadings are sufficient to withstand Rule 9(b) scrutiny, Hirata cannot demonstrate that the remaining Defendants committed the unlawful act of fraud. Therefore, pleading issues aside, the Court finds that it lacks personal jurisdiction over Paramount, Ratkovich and MVSI based on the conspiracy theory because Hirata has failed to make a prima facie case of personal jurisdiction. SUMPTER, 2000 WL 1449851 at *22.

         The Court also rejects Hirata's attempt to squeeze personal jurisdiction over Paramount, Ratkovich and MVSI out of Hirata's

----------------------

         (2) a close reading of Chief Judge Sarah Evans Barker's opinion in HIRATA CORP. Y. J.B. OXFORD & CO., 193 F.R.D. 589 (S.D. Ind. 2000) reveals that an aiding and abetting claim does not need to be pled with particularity. ID. at
597. However, contrary to Hirata's reading of that decision, allegations that a defendant was involved in another's fraud (that other being Stratton Oakmont) must be pled with particularity. ID. at 598.

         (3) Hirata's argument that its allegations of Paramount's Ratkovich's and MVSI's conspiracy to commit fraud are bolstered by the indictments against Steven Madden are unpersuasive. Although the indictments from the Eastern and Southern Districts of New York help shed some light on the activities of Porush and Belfort while controlling Stratton Oakmont, the indictments do nothing to help establish Paramount's, Ratkovich's or MVSI's involvement in any conspiracy. Hirata's insinuation that because Steven Madden, Ltd. was an Issuer and has been indicted for conspiring to commit securities fraud that the other Issuers must also be guilty of such an offense is misplaced. The detail involved in the two indictments against Steven Madden demonstrates that the Government had a prima facie case of fraud against Steven Madden. Such evidence and detail as to Paramount, Ratkovich and MVSI is completely lacking from Hirata's submissions.

claims that Porush and Belfort violated the Racketeer Influenced and Corrupt Organizations Act ("RICO"), 18 U.S.C. ss. 1961 et seq. Hirata is correct that RICO provides for nationwide service of process. 18 U.S.C. ss. 1965(b); STAFFACHER, 969 F.2d at 460. However, Hirata has not alleged that Paramount, Ratkovich or MVSI has violated RICO. The sole RICO allegation is against Porush and Belfort in Count VI of the amended complaint arid does not accuse Paramount, Ratkovich or MVSI of participating in the racketeering activity or the racketeering enterprise. Therefore, Hirata can find no solace from RICO's service provisions.

         Hirata also argues that the Indiana Securities Act, specifically Ind. Code ss. 23-2-1-16(b), provides nationwide service of process against Paramount, Ratkovich and MVSI because they are issuers who have done business in Indiana involving the sale of securities. This argument is unpersuasive. Hirata has not shown that Paramount, Ratkovich or MVSI did any business in Indiana involving the sale of securities. Granted, Hirata, an Indiana corporation, did purchase paramount and MVSI securities. However, that purchase was through Stratton Oakmont. There was no direct solicitation by Paramount or MVSI (or MVSI through Ratkovich) to Indiana residents. To construe ss. 23-2-l-16(b) as providing jurisdiction over any issuer whose securities were purchased on the secondary market by Indiana residents would violate due process. As such, the Court finds that ss. 23-2-1-

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


16(b) only applies to an issuer who directly sells or offers to sell securities in Indiana. Construed in this manner, the Indiana Securities Act does not offend due process. The effect of this Constitutionally-sound construction, though, is that the Indiana Securities Act does not provide a basis for personal jurisdiction over Paramount, Ratkovich or MVSI.

                                 III. CONCLUSION
                                 ---------------

         Hirata has cast a large net of litigation in the hopes of recovering the losses incurred by its unwitting involvement in Stratton Oakmont. However, the net has entangled parties over which the Court has no jurisdiction. Even assuming that Indiana would adopt the conspiracy theory of jurisdiction, Hirata has failed to establish a prime facie case of personal jurisdiction over Paramount, Ratkovich and MVSI. In addition, Hirata's claims that the Court has personal jurisdiction over the remaining Defendants under RICO and the Indiana Securities Act are unpersuasive. Consequently, Hirata's claims against Paramount, Ratkovich and MVSI are dismissed for want of personal jurisdiction. Furthermore, Hirata's motion to strike is denied as moot.

         Dated this 24th day of October, 2000.



                                          /s/ S. Hugh Dillin
                                          ------------------------------
                                          S. Hugh Dillin
                                          United States District Judge



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



Copies to:


Edward 0. DeLaney
Bart A. Karwath
BARNES & THORNBURG
11 South Meridian Street
Indianapolis, IN 46204

David C. Campbell
BINGHAM, SUMMERS, WELSH & SPILMAN
2700 Market Tower
10 West Market Street
Indianapolis, IN 46204-2982

Thomas Cullen, Jr.
Beth T. Sigall
JONES, DAY, REAVIS & POGUE
51 Louisiana Avenue Northwest
Washington, DC 20001

Kathleen A. Ellis
David Clarke, Jr.
Stuart M.G. Seraina
PIPER, MARBURY, RUDNICK & WOLFE
6225 Smith Avenue
Baltimore, MD 21209-3600



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